UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 22, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release

Item 9. Regulation FD Disclosure

Janus Capital Group Inc. (“Janus”) is furnishing, for purposes of Regulation FD disclosure, a press release announcing that three top Janus officials will speak at the Citigroup Smith Barney Financial Services Investor Conference in New York on Tuesday, January 27 at 4:30p.m. EST.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: January 22, 2004	By:	/s/ Loren M. Starr Loren M. Starr Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release announcing that three top Janus officials will speak at the Citigroup Smith Barney Financial Services Investor Conference in New York on Tuesday, January 27 at 4:30p.m. EST.

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